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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                    --------

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 18, 2006
                                                          --------------
                              Alleghany Corporation
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             (Exact name of registrant as specified in its charter)



          Delaware                       1-9371                  51-0283071
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(State or other jurisdiction    (Commission File Number)        (IRS Employer
     of incorporation)                                       Identification No.)


           7 Times Square Tower, 17th Floor, New York, New York 10036
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               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (212) 752-1356
                                                            --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 5.02  Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers.

(b) and (c)

On April 18, 2006, Jerry G. Borrelli, currently Vice President - Finance of Alleghany Corporation (the "Company"), was named principal accounting officer of the Company, assuming the position formerly held by Peter R. Sismondo, who will continue as Vice President, Controller, Treasurer and Assistant Secretary of the Company. Mr. Borrelli, 40 years old, joined the Company in February 2006 as Vice President - Finance. Prior to joining the Company, Mr. Borrelli was employed at American International Group, Inc. (which is engaged in the business of insurance and other financial services), where he was Director of Financial Reporting from December 2003 to February 2006, and Director of Accounting Policy and Special Projects from December 1999 to December 2003.

Mr. Borrelli currently receives a base salary at an annual rate of $290,000. He is a participant in the Company's Management Incentive Plan, which is the Company's annual bonus plan, with a target bonus opportunity of 40 percent of his annual base salary. On February 27, 2006, Mr. Borrelli received 178 performance shares, 267 performance shares, 355 performance shares and 619 performance shares (in each case adjusted for stock dividends) under the 2002 Long-Term Incentive Plan which entitle him to payouts in 2007, 2008, 2009 and 2010, respectively, of cash and/or Common Stock up to a maximum amount equal to the value of one and one-half shares of Common Stock on the payout date for each performance share based upon the achievement of specified growth targets in the Company's book value per share.

Mr. Borrelli is also eligible to participate in the Company's Retirement Plan, Deferred Compensation Plan, and all other employee benefit plans, programs, practices or other arrangements in which other officers of the Company are generally eligible to participate from time to time.



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                                    Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              ALLEGHANY CORPORATION


                                              /s/ Peter R. Sismondo
                                              ---------------------
                                          By: Peter R. Sismondo
                                              Vice President,
                                              Controller,
                                              Treasurer and Assistant
                                              Secretary

Date: April 21, 2006